EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Quarterly Report of Conspiracy Entertainment Holdings, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Keith Tanaka, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 906 of the Sarbanes-Oxley Act of 2002, that:

           (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

           A signed original of this written statement required by Section 906 has been provided to Conspiracy Entertainment Holdings, Inc. and will be retained by Conspiracy Entertainment Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: November 15, 2004                          /s/ Keith Tanaka
                                                  ------------------------------
                                                  Name: Keith Tanaka
                                                  Title: Chief Financial Officer